Total Target Portfolio, October 2000 Series

                                 FT 472

FT 472 is a series of a unit investment trust, the FT Series. FT 472 consists of a single portfolio known as Total Target Portfolio, October 2000 Series (the "Trust"). The Trust invests in a diversified portfolio of common stocks ("Securities") selected by applying three uniquely specialized strategies. The Trust seeks to provide an above-average total return.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   First Trust (registered trademark)

                             1-800-621-9533


            The date of this prospectus is September 29, 2000
                         As amended October 2, 2000

                   Table of Contents

Summary of Essential Information                           3
Fee Table                                                  4
Report of Independent Auditors                             5
Statement of Net Assets                                    6
Schedule of Investments                                    7
The FT Series                                              8
Portfolio                                                  8
Risk Factors                                              10
Hypothetical Performance Information                      11
Portfolio Securities Descriptions                         13
Public Offering                                           15
Distribution of Units                                     17
The Sponsor's Profits                                     18
The Secondary Market                                      18
How We Purchase Units                                     18
Expenses and Charges                                      19
Tax Status                                                20
Retirement Plans                                          21
Rights of Unit Holders                                    21
Income and Capital Distributions                          22
Redeeming Your Units                                      22
Investing in a New Trust                                  23
Removing Securities from the Trust                        24
Amending or Terminating the Indenture                     25
Information on the Sponsor, Trustee and Evaluator         26
Other Information                                         27

                    Summary of Essential Information

               Total Target Portfolio, October 2000 Series
                                 FT 472


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                   Sponsor:   Nike Securities L.P.
                   Trustee:   The Chase Manhattan Bank
                 Evaluator:   First Trust Advisors L.P.

Initial Number of Units (1)                                                                                   14,996
Fractional Undivided Interest in the Trust per Unit (1)                                                     1/14,996
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)                                         $    9.900
   Maximum Sales Charge of 2.65% of the Public Offering Price per Unit
      (2.677% of the net amount invested, exclusive of the deferred sales charge) (3)                     $     .265
   Less Deferred Sales Charge per Unit                                                                    $    (.165)
Public Offering Price per Unit (4)                                                                        $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                                                           $    9.735
Redemption Price per Unit
    (based on aggregate underlying value of Securities less the deferred sales charge) (5)                $    9.735
Cash CUSIP Number                                                                                         30265V 769
Reinvestment CUSIP Number                                                                                 30265V 777
Fee Accounts Cash CUSIP Number                                                                            30265V 785
Fee Accounts Reinvestment CUSIP Number                                                                    30265V 793
Security Code                                                                                                  59687

First Settlement Date                                 October 4, 2000
Rollover Notification Date                            October 1, 2001
Special Redemption and Liquidation Period             October 15, 2001 to October 31, 2001
Mandatory Termination Date (6)                        October 31, 2001
Income Distribution Record Date                       Fifteenth day of June and December, commencing December 15, 2000.
Income Distribution Date (7)                          Last day of June and December, commencing December 31, 2000.

__________________

(1) As of the close of business on October 2, 2000, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(5) During the initial offering period, the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After the initial offering period, the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) See "Amending or Terminating the Indenture."

(7) At the Rollover Notification Date for Rollover Unit holders or upon termination of the Trust for Remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to you. We will distribute money from the Capital Account monthly on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, we will distribute any funds in the Capital Account as part of the final liquidation distribution.

                         Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of the Trust. See "Public Offering" and "Expenses and Charges." Although the Trust has a term of approximately 13 months and is a unit investment trust rather than a mutual fund, this information allows you to compare fees.

                                                                                                Amount
                                                                                                per Unit
                                                                                                ________
Unit Holder Transaction Expenses
(as a percentage of public offering price)
Maximum sales charge                                                              2.65%         $.265
                                                                                  ========      ========
Initial sales charge (paid at time of purchase)                                   1.00%(a)      $.100
Deferred sales charge (paid in installments or at redemption)                     1.65%(b)       .165

Organization Costs
(as a percentage of public offering price)
Estimated organization costs                                                      .200%(c)      $.0200
                                                                                  ========      ========

Estimated Annual Trust Operating Expenses(d)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees            .060%         $.0060
Creation and development fee                                                      .350%(e)       .0349
Trustee's fee and other operating expenses                                        .132%(f)       .0132
                                                                                  ________      ________
Total                                                                             .542%         $.0541
                                                                                  ========      ========

                                 Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in the Trust for the periods shown and sell all your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Trust's operating expenses stay the same. Although your actual costs may vary, based on these assumptions your costs would be:

1 Year         3 Years        5 Years        10 Years
______         _______        _______        ________
$339           $832           $1,350         $2,769

The example assumes that the principal amount and distributions are rolled annually into a New Trust, and you pay only the deferred sales charge.

________________

(a) The initial sales charge is equal to the difference between the maximum sales charge of 2.65% and any remaining deferred sales charge.

(b) The deferred sales charge is a fixed dollar amount equal to $.165 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in ten monthly installments commencing November 20, 2000.

(c) Estimated organization costs will be deducted from the assets of the Trust at the end of the initial offering period.

(d) With the exception of the creation and development fee, each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(e) The creation and development fee compensates the Sponsor for creating and developing the Trust. During the life of the Trust, this fee is accrued daily based on the Trust's net asset value at the annual rate of
 .35%. The Trust pays the amount of any accrued creation and development fee to the Sponsor monthly from the Trust's assets. In connection with the creation and development fee, in no event will the Sponsor collect over the life of the Trust more than 1.00% of a Unit holder's initial investment.

(f) Other operating expenses include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees. In certain circumstances the Trust may incur additional expenses not set forth above. See "Expenses and Charges."

                    Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders
FT 472


We have audited the accompanying statement of net assets, including the schedule of investments, of FT 472, comprised of the Total Target Portfolio, October 2000 Series, as of the opening of business on September 29, 2000. This statement of net assets is the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on this statement of net assets based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. Our procedures included confirmation of the letter of credit held by the Trustee and deposited in the Trust on September 29, 2000. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statement of net assets. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.



In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of FT 472, comprised of the Total Target Portfolio, October 2000 Series, at the opening of business on September 29, 2000 in conformity with accounting principles generally accepted in the United States.



                                        ERNST & YOUNG LLP


Chicago, Illinois
September 29, 2000

                          Statement of Net Assets

               TOTAL TARGET PORTFOLIO, OCTOBER 2000 SERIES
                                 FT 472


                    At the Opening of Business on the
               Initial Date of Deposit-September 29, 2000


                                  NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                                                  $148,461
Less liability for reimbursement to Sponsor
   for organization costs (3)                                                         (300)
Less liability for deferred sales charge (4)                                        (2,474)
                                                                                  ________
Net assets                                                                        $145,687
                                                                                  ========
Units outstanding                                                                   14,996

                          ANALYSIS OF NET ASSETS
Cost to investors (5)                                                             $149,961
Less maximum sales charge (5)                                                       (3,974)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                                         (300)
                                                                                  ________
Net assets                                                                       $ 145,687
                                                                                  ========

______________

                    NOTES TO STATEMENT OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" is based on their aggregate underlying value.

(2) An irrevocable letter of credit issued by The Chase Manhattan Bank, of which $200,000 will be allocated to the Trust, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $.0200 per Unit. A payment will be made at the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of the Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from the Trust ($.165 per Unit), payable to us in ten equal monthly installments beginning on November 20, 2000 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through August 20, 2001. If you redeem Units before August 20, 2001 you will have to pay the remaining amount of the deferred sales charge applicable to such Units when you redeem them.

(5) The aggregate cost to investors in the Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge) computed at the rate of 2.65% of the Public Offering Price (equivalent to 2.677% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge as set forth under "Public Offering."

                        Schedule of Investments

               Total Target Portfolio, October 2000 Series
                                 FT 472


At the Opening of Business on the Initial Date of Deposit-September 29, 2000


Number                                                                             Percentage     Market       Cost of
of        Ticker Symbol and Name of                                                of Aggregate   Value        Securities to
Shares    Issuer of Securities (1)                                                 Offering Price perShare     the Trust (2)
______    _______________________________                                          ____________   _________    _____________
          Dow(sm) DART 5 Strategy Stocks (33.36%):
          _______________________________________
153       BA         The Boeing Company                                            6.66%          $ 64.625     $  9,888
240       EK         Eastman Kodak Company                                         6.67%            41.250        9,900
 93       HWP        Hewlett-Packard Company                                       6.69%           106.875        9,939
108       MMM        Minnesota Mining & Manufacturing Company                      6.66%            91.563        9,889
327       MO         Philip Morris Companies, Inc.                                 6.68%            30.313        9,912

          S&P Target 10 Strategy Stocks (33.31%):
          ______________________________________
 98       AAPL       Apple Computer, Inc.                                          3.53%           53.500         5,243
 82       EPG        El Paso Energy Corporation                                    3.52%           63.750         5,228
 59       ENE        Enron Corp.                                                   3.55%           89.250         5,266
138       HCA        HCA-The Healthcare Corporation                                3.53%           37.938         5,235
 71       HIG        Hartford Financial Services Group, Inc.                       3.53%           73.750         5,236
 15       LEH        Lehman Brothers Holdings Inc.                                 1.49%          147.313         2,210
117       REI        Reliant Energy, Inc.                                          3.55%           45.000         5,265
147       THC        Tenet Healthcare Corporation                                  3.53%           35.625         5,237
 53       UNH        UnitedHealth Group Incorporated                               3.55%           99.438         5,270
138       WAG        Walgreen Co.                                                  3.53%           38.000         5,244

          Nasdaq Target 15 Strategy Stocks (33.33%):
          _________________________________________
 54       ADCT       ADC Telecommunications, Inc.                                  1.01%           27.813         1,502
  9       ADBE       Adobe Systems Incorporated                                    0.97%          160.500         1,445
 32       ALTR       Altera Corporation                                            1.09%           50.375         1,612
 87       AMGN       Amgen Inc.                                                    4.12%           70.250         6,112
 13       APOL       Apollo Group, Inc. (Class A)                                  0.32%           37.188           483
 14       BMET       Biomet, Inc.                                                  0.33%           35.438           496
  7       GENZ       Genzyme Corporation (General Division)                        0.32%           68.375           479
 24       LLTC       Linear Technology Corporation                                 1.15%           71.000         1,704
 22       MXIM       Maxim Integrated Products, Inc.                               1.26%           85.063         1,871
 16       MLHR       Herman Miller, Inc.                                           0.33%           30.750           492
 25       NTAP       Network Appliance, Inc.                                       2.29%          136.313         3,408
152       ORCL       Oracle Corporation                                            8.34%           81.484        12,386
 13       PMCS       PMC-Sierra, Inc. (3)                                          1.99%          227.188         2,953
100       SUNW       Sun Microsystems, Inc.                                        8.33%          123.625        12,362
 25       XLNX       Xilinx, Inc.                                                  1.48%           87.750         2,194
                                                                                  _______                      ________
                          Total Investments                                         100%                       $148,461
                                                                                  =======                      =========

___________________

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. While we have attempted to weight each of the strategies evenly, slight variations have occurred as a result of rounding and the fact that only whole shares are purchased for the Trust. We entered into purchase contracts for the Securities on September 29, 2000. The Trust has a mandatory termination date of October 31, 2001.

(2) The cost of the Securities to the Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the closing sale prices of the listed Securities and the ask prices of over-the-counter traded Securities at the Evaluation Time on the business day prior to the Initial Date of Deposit). The valuation of the Securities has been determined by the Evaluator, an affiliate of ours. The cost of the Securities to us and our profit (which is the difference between the cost of the Securities to us and the cost of the Securities to the Trust) are $144,935 and $3,526, respectively.

(3) This Security represents the common stock of a foreign company which trades directly on a U.S. national securities exchange.

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which the prospectus relates, FT 472, consists of a single portfolio known as Total Target Portfolio, October 2000 Series.

The Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, The Chase Manhattan Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trust.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

How We Created the Trust.

On the Initial Date of Deposit, we deposited a portfolio of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trust in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in the Trust, or cash (including a letter of credit) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments"), and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in the Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trust pays the associated brokerage fees. To reduce this dilution, the Trust will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trust pays the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for the Trust to buy Securities. If we or an affiliate of ours act as agent to the Trust we will be subject to the restrictions under the Investment Company Act of 1940, as amended.

We cannot guarantee that the Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in the Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security the Trust acquires will be identical to those from the failed contract.

                        Portfolio

Objectives.

When you invest in the Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. The objective of the Trust is to provide an above-average total return. To achieve this objective the Trust will invest in the common stocks of companies which are selected by applying three uniquely specialized strategies. While each of these strategies also seeks to provide an above-average total return, each follows a different investment strategy. The Trust seeks to outperform the combined return of the Dow Jones Industrial Average ("DJIA"), the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and the Nasdaq 100 Index(registered trademark). The Trust's objective is to offer enhanced performance over a pure value strategy while reducing the potential risk of a pure growth strategy. We believe that this may provide investors with a better opportunity to succeed regardless of which investment style prevails moving forward. With the Total Target Strategy investors have the ability to capture the broader market, a convenient blend of old and new economy stocks. The composition of the Trust on the Initial Date of Deposit is as follows:

- Approximately 1/3 common stocks which comprise the Dow(sm) Dividend and Repurchase Target ("DART") 5 Strategy;

- Approximately 1/3 common stocks which comprise the S&P Target 10
Strategy; and

- Approximately 1/3 common stocks which comprise the Nasdaq Target 15
Strategy.

We cannot guarantee that the Trust will achieve its objective or that the Trust will make money once expenses are deducted.

Portfolio Strategies.

The Dow(sm) DART 5 Strategy.

The Dow(sm) DART 5 Strategy selects a portfolio of five DJIA stocks with high dividend yields and/or high buyback ratios and high return on assets, as a means to achieving this Strategy's investment objective. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1." The Dow(sm) DART 5 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the ten stocks with the highest combined dividend yields and buyback ratios.

Step 3: From the ten stocks selected in Step 2, we select the five stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year for The Dow(sm) DART 5 Strategy.

The S&P Target 10 Strategy.

The S&P Target 10 Strategy selects a portfolio of 10 of the largest S&P 500 Index stocks with the lowest price-to-sales ratios and greatest one-year price appreciation as a means to achieving its investment objective. The S&P Target 10 Strategy stocks are determined as follows:

Step 1: We select the 250 largest companies based on market capitalization which are components of the S&P 500 Index as of two business days prior to the date of this prospectus.

Step 2: From the above list, the 125 companies with the lowest price to sales ratios are selected.

Step 3: The 10 companies which had the greatest 1-year stock price appreciation are selected for The S&P Target 10 Strategy.

During the initial offering period, the Trust will not invest more than 5% of the S&P Target 10 portion of the portfolio in shares of any one securities-related issuer.

The Nasdaq Target 15 Strategy.

The Nasdaq Target 15 Strategy selects a portfolio of the 15 Nasdaq 100 Index(registered trademark) stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow as a means to achieving its investment objective. The Nasdaq Target 15 Strategy stocks are determined as follows:

Step 1: We select stocks which are components of the Nasdaq 100
Index(registered trademark) as of two business days prior to the date of this prospectus and numerically rank them by 12-month price appreciation (best (1) to worst (100)).

Step 2: We then numerically rank the stocks by six-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: We then numerically rank the stocks by the ratio of cash flow per share to stock price.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums for The Nasdaq Target 15 Strategy.

The stocks which comprise The Nasdaq Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise approximately less than 1% or 25% or more of the Nasdaq Target 15 Strategy portion of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

Companies which, based on publicly available information as of two business days prior to the date of this prospectus, are the subject of an announced business combination which we expect will happen within six months of date of this prospectus have been excluded from The Nasdaq Target 15 Strategy.

Please note that we applied each strategy which makes up the portfolio for the Trust at a particular time. If we create additional Units of the Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategies at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities.

"Dow Jones Industrial Average,(sm)" "Dow(sm)" and "DJIA(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P., an affiliate of ours. Dow Jones does not endorse, sell or promote the Trust. Dow Jones makes no representation regarding the advisability of investing in such products.

"S&P," "S&P 500," and "Standard & Poor's" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in such Trust. Please see the Information Supplement which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

The "Nasdaq 100(registered trademark)," "Nasdaq 100 Index(registered trademark)," and "Nasdaq(registered trademark)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by us. The Trust has not been passed on by the Corporations as to its legality or suitability. The Trust is not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Trust.

Dow Jones, Standard & Poor's and The Nasdaq Stock Market, Inc. are not affiliated with us and have not participated in creating the Trust or selecting the Securities for the Trust. None of the index publishers have approved of any of the information in this prospectus.

                      Risk Factors

Price Volatility. The Trust invests in common stocks. The value of the Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trust is not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of the Trust will be positive over any period of time, especially the relatively short 13-month life of the Trust, or that you won't lose money. Units of the Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

One of the strategies included in the Trust uses dividend yield as a selection criterion, which employs a contrarian strategy in which the Securities selected share qualities that have caused them to have lower share prices or higher dividend yields than other common stocks in their peer group. There is no assurance that negative factors affecting the share price or dividend yield of these Securities will be overcome over the life of the Trust or that these Securities will increase in value.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Strategy. Please note that we applied each strategy which makes up the portfolio for the Trust at a particular time. If we create additional Units of the Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategies at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee that the investment objective of the Trust will be achieved. The actual performance of the Trust will be different than the hypothetical returns of the Trust's comparative indexes (or combination thereof). Because the Trust is unmanaged and follows three strategies, the Trustee will not buy or sell Securities in the event the strategies are not achieving the desired results.

Technology Industry. Because more than 25% of the Trust's portfolio is invested in common stocks of companies in the technology industry, the Trust is considered to be concentrated in this industry. A portfolio concentrated in an industry may present more risk than a portfolio broadly diversified over general industries. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing; frequent introduction of new or enhanced products; the loss of patent, copyright and trademark protections; and government regulation. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trust. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Philip Morris Companies, Inc., or of the industries represented by these issuers may negatively impact the share prices of these Securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the Securities.

Foreign Stocks. One of the Securities in the Trust is issued by a foreign company, which makes the Trust subject to more risks than if it invested solely in domestic common stocks. This Security is directly listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; and lack of liquidity of certain foreign markets.

          Hypothetical Performance Information

The following table compares the hypothetical performance information for the specified combination of the three strategies which comprise the Trust in their respective proportions ("Total Target Strategy"), the hypothetical performance information of each individual strategy which comprises the Total Target Strategy and the actual performance of the DJIA, S&P 500 Index and Nasdaq 100 Index and a combination of each of these indexes using the same relative weightings as applied by the Trust (the "Cumulative Index Returns") in each of the full years listed below (and as of the most recent quarter).

These hypothetical returns should not be used to predict future performance of the Trust. Returns from the Trust will differ from its respective strategies for several reasons, including the following:

- Total Return figures shown do not reflect commissions or taxes.

- Strategy returns are for calendar years (and through the most recent quarter), while the Trust begins and ends on various dates.

- The Trust has a maturity longer than one year.

- The Trust may not be fully invested at all times or equally weighted in all stocks comprising the strategies.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

You should note that the Trust is not designed to parallel movements in any index or combination of indexes, and it is not expected that it will do so. In fact, the Trust's strategy underperformed its comparative indexes, or combination thereof, in certain years and we cannot guarantee that the Trust will outperform the Cumulative Index over the life of the Trust or over consecutive rollover periods, if available. Each index differs widely in size and focus, as described below.

DJIA. The DJIA consists of 30 U.S. stocks chosen by the editors of The

Wall Street Journal as being representative of the broad market and of American industry. Changes in the component stocks of the DJIA are made entirely by the editors of The Wall Street Journal without consulting the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

Nasdaq 100 Index. The NASDAQ 100 Index consists of the 100 largest and most active non-financial domestic and international companies listed on the NASDAQ National Market System.

                                                 COMPARISON OF TOTAL RETURN(2)
(Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)

      Hypothetical Strategy Total Returns(1)                           Index Total Returns
_______________________________________________________       ___________________________________________
        Total      The Dow(sm)   The S&P     The Nasdaq                                        Cumulative
        Target     DART 5        Target 10   Target 15                  S&P 500    Nasdaq      Index
Year    Strategy   Strategy      Strategy    Strategy         DJIA      Index      100 Index   Returns(3)
____    ________   ___________   _________   __________       ______    ________   _________   ___________
1986    27.42%     45.17%         18.00%      19.11%          27.00%    18.31%       6.89%     17.40%
1987     7.26%      3.56%          6.66%      11.55%           5.66%     5.33%      10.49%      7.16%
1988    10.18%     15.81%         17.74%      -3.00%          16.03%    16.64%      13.54%     15.41%
1989    36.27%     37.38%         36.85%      34.58%          32.09%    31.35%      26.17%     29.87%
1990    -4.15%      3.31%         -8.00%      -7.76%          -0.73%    -3.30%     -10.41%     -4.82%
1991    55.90%     39.79%         22.00%     105.97%          24.19%    30.40%      64.99%     39.85%
1992     9.94%     10.37%         22.02%      -2.56%           7.39%     7.62%       8.86%      7.96%
1993    27.51%     17.29%         39.37%      25.87%          16.87%     9.95%      11.67%     12.83%
1994     1.86%     -8.09%          5.68%       7.99%           5.03%     1.34%       1.74%      2.71%
1995    39.09%     43.75%         22.61%      50.92%          36.67%    37.22%      43.01%     38.96%
1996    37.92%     32.72%         23.95%      57.09%          28.71%    22.82%      42.74%     31.42%
1997    36.66%     19.07%         58.51%      32.42%          24.82%    33.21%      20.76%     26.26%
1998    65.12%     24.76%         50.96%     119.70%          18.03%    28.57%      85.43%     44.01%
1999    38.50%     17.22%          1.04%      97.31%          27.06%    20.94%     102.08%     50.02%
2000     6.58%     -7.59%        -12.08%      39.42%          -6.28%    -1.39%      -3.68%     -3.78%
(thru 9/29)

____________

(1) The Strategy stocks for each Strategy for a given year consist of the common stocks selected by applying the respective Strategy as of the beginning of the period (and not the date the Trust actually sells Units).

(2) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested semi-annually. Based on the year-by-year returns contained in the table, over the full years listed above, the Total Target Strategy achieved an average annual total return of 26.29%. In addition, over the full years listed above, the Total Target Strategy achieved a greater average annual total return than a combination of the DJIA, S&P 500 Index and Nasdaq 100 Index, weighted in the same proportions as the Total Target Strategy (the "Cumulative Index"), which was 21.70%.

(3) Cumulative Index Returns represent the weighted average of the annual returns of the stocks contained in the DJIA, S&P 500 Index and Nasdaq 100 Index. The Cumulative Index is weighted in the same proportions as the index components appear in the Trust. For instance, the Cumulative Index is weighted as follows: DJIA, 33-1/3%; S&P 500 Index, 33-1/3%; Nasdaq 100 Index, 33-1/3%. Cumulative Index Returns do not represent an actual index.

            Portfolio Securities Descriptions

The Dow(sm) DART 5 Strategy Stocks.


The Boeing Company, headquartered in Seattle, Washington, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.



Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.



Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.



Minnesota Mining & Manufacturing Company, headquartered in St. Paul, Minnesota, manufactures industrial, electronic, health, consumer and information-imaging products for distribution worldwide. The company's products include adhesives, abrasives, laser imagers and "Scotch" brand products.



Philip Morris Companies, Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.


The S&P Target 10 Strategy Stocks.


Apple Computer, Inc., headquartered in Cupertino, California, designs, makes and markets microprocessor-based personal computers and related personal computing and communicating solutions for sale mainly to education, creative, home, business and government customers.



El Paso Energy Corporation, headquartered in Houston, Texas, owns an integrated coast-to-coast natural gas pipeline system in the United States. The company operates in the areas of interstate and intrastate transportation, gathering and processing of natural gas; the marketing of natural gas, power, and other commodities; and the operation of energy infrastructure facilities worldwide.



Enron Corp., headquartered in Houston, Texas, gathers, transports and markets natural gas at wholesale; explores for and produces natural gas and crude oil; produces, purchases, transports and markets natural gas liquids, crude oil and refined petroleum products; and develops, constructs and operates natural gas-fired power plants.



HCA-The Healthcare Corporation, headquartered in Nashville, Tennessee, through subsidiaries and affiliated partnerships, is one of the leading providers of healthcare services in the United States. The company operates general, acute care and psychiatric hospitals as well as outpatient surgery centers.



Hartford Financial Services Group, Inc., headquartered in Hartford, Connecticut, writes commercial property and casualty insurance, personal automobile and homeowners coverages and a variety of life insurance plans; and reinsures third-party risks. The company's strategy is to focus on five core areas: life insurance, reinsurance, commercial lines property-casualty insurance, personal lines property-casualty insurance, and international operations.



Lehman Brothers Holdings Inc., headquartered in New York, New York, through wholly-owned Lehman Brothers Inc., provides securities underwriting, financial advisory and investment and merchant banking services, securities and commodities trading as principal and agent, and asset management to institutional, corporate, government and high-net-worth individual clients throughout the United States and the world.



Reliant Energy, Inc., headquartered in Houston, Texas, operates as a diversified international energy services. The company Retail Group consists of three natural gas utilities and one electric utility, as well as a retail marketing group, which provides unregulated retail energy products and services. The company's Wholesale Group invests in power generation projects and provides wholesale trading and marketing services as well as natural gas supply, gathering, transportation and storage.



Tenet Healthcare Corporation, headquartered in Santa Barbara,
California, owns or operates acute care hospitals and related healthcare facilities in 22 states; and holds investments in other healthcare companies.



UnitedHealth Group Incorporated, headquartered in Minnetonka, Minnesota, is aligned into six businesses which work together to provide customers with an integrated set of health and well-being products and services. These businesses include: UnitedHealthcare, Uniprise, Ovations, Specialized Care Services, Ingenix and The Center for Health Care Policy and Evaluation.



Walgreen Co., headquartered in Deerfield, Illinois, operates a nationwide chain of retail drugstores throughout the United States and Puerto Rico. The company's stores sell prescription and nonprescription drugs, general merchandise, cosmetics, liquor and beverages, toiletries and tobacco products. The company also operates two mail-order facilities.


The Nasdaq Target 15 Strategy Stocks.


ADC Telecommunications, Inc., headquartered in Minnetonka, Minnesota, designs, makes and markets a broad range of products and services that enable its customers to construct and upgrade their telecommunications networks to support increasing user demand for voice, data and video services.



Adobe Systems Incorporated, headquartered in San Jose, California, develops, markets and supports computer software products and technologies that enable users to express and use information across all print and electronic media.



Altera Corporation, headquartered in San Jose, California, designs, manufactures and markets programmable logic devices and associated development tools to the telecommunications, data communications and industrial applications markets.



Amgen Inc., headquartered in Thousand Oaks, California, is a global biotechnology concern which develops, makes and markets human therapeutics based on advanced cellular and molecular biology, including a protein that stimulates red blood cell production and a protein that stimulates white blood cell production.



Apollo Group, Inc. (Class A), headquartered in Phoenix, Arizona, through subsidiaries, offers higher education programs and services for working adults at over 100 campuses and learning centers in the United States, Puerto Rico and London, England. The company offers accredited degree programs, certificate programs and customized training.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



Genzyme Corporation (General Division), headquartered in Cambridge, Massachusetts, develops and markets specialty therapeutic, surgical and diagnostic products, pharmaceuticals and genetic diagnostic services. The company also develops, makes and markets biological products for the treatment of cartilage damage, severe burns, chronic skin ulcers and neurodegenerative diseases.



Linear Technology Corporation, headquartered in Milpitas, California, designs, makes and markets a broad line of standard high performance linear integrated circuits using silicon gate complementary metal-oxide semiconductor (CMOS), BiCMOS and bipolar and complementary bipolar wafer process technologies.



Maxim Integrated Products, Inc., headquartered in Sunnyvale, California, designs and makes linear and mixed-signal integrated circuits. The company's products include data converters, interface circuits, microprocessor-supervisors and amplifiers.



Herman Miller, Inc., headquartered in Zeeland, Michigan, designs, manufactures and sells furniture systems, products and related services primarily for offices. The company's customers also include healthcare facilities, including hospitals and clinical, industrial and educational laboratories.



Network Appliance, Inc., headquartered in Sunnyvale, California, designs, makes, markets and supports high performance network data storage devices which provide fast, simple, reliable and cost-effective file service for data-intensive network environments.



Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.



PMC-Sierra, Inc., headquartered in Burnaby, British Columbia, Canada, designs, develops, markets and supports high-performance semiconductor system solutions used in broadband communications infrastructures, high-bandwidth networks and multimedia personal computers.



Sun Microsystems, Inc., headquartered in Palo Alto, California, supplies network computing products, including desktop systems, storage subsystems, network switches, servers, software, microprocessors and a full range of services and support, using the UNIX operating system.



Xilinx, Inc., headquartered in San Jose, California, designs, develops and sells complementary metal-oxide-silicon (CMOS) programmable logic devices and related design software, including field programmable gate arrays and erasable programmable logic devices.


We have obtained the foregoing descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

                     Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge (which combines an initial up-front sales charge and a deferred sales charge).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of the Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trust). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of the Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for the Trust in "Statement of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of the Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in the Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of the Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Sales Charges.

The sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge of 2.65% of the Public Offering Price and the maximum remaining deferred sales charge (initially $.165 per Unit). This initial sales charge is initially equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price.

Monthly Deferred Sales Charge. In addition, ten monthly deferred sales charges of $.0165 per Unit will be deducted from the Trust's assets on approximately the twentieth day of each month from November 20, 2000 through August 20, 2001. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.65% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below) the maximum sales charge is reduced, as follows:

                                 Your maximum
If you invest                    sales charge
(in thousands)*                  will be
_______________                  ____________
$50 but less than $100           2.40%
$100 but less than $150          2.15%
$150 but less than $500          1.80%
$500 but less than $1,000        1.65%
$1,000 or more                   0.90%

*Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trust with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. Any reduced sales charge is the responsibility of the party making the sale.

If you commit to purchase Units of the Trust, or subsequent series of the Trust, valued at $1,000,000 or more over a 12-month period, commencing with your first purchase you will receive the reduced sales charge set forth above on all individual purchases over $83,000.

You can use rollover proceeds from a previous series of the Trust or your redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of the Trust during the initial offering period at the Public Offering Price less 1.00%, but you will not be eligible to receive the reduced sales charge described in the above table. For Rollover purchases of $1,000,000 or more, the deferred sales charge shall be limited to 0.90% of the Public Offering Price. Please note that any deferred sales charge remaining on units you redeem to buy Units of this Trust will be deducted from those redemption proceeds.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of the Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the initial or deferred sales charge described in this section on the purchase of Units. We reserve the right to limit or deny purchases by investors whose frequent trading activity we determine to be detrimental to the Trust.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in the Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in the Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary.

                  Distribution of Units

We intend to qualify Units of the Trust for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit. However, for Units subject to a sales charge which are purchased using redemption or termination proceeds or on purchases by Rollover Unit holders, this amount will be reduced to 1.3% of the sales price of these Units (0.5% for Rollover purchases of $1,000,000 or more).

Dealers and other selling agents who sell Units of the Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:

Total Sales                   Additional
(in millions)                 Concession
_____________________         __________
$1 but less than $3           0.050%
$3 but less than $5           0.100%
$5 or more                    0.150%


Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to the initial or deferred sales charge, but such Units will be included in determining whether the above volume sales levels are met. Dealers and other selling agents who, during any consecutive 12-month period, sell at least $2 billion worth of primary market units of unit investment trusts sponsored by us will receive a concession of $30,000 in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. If we reacquire, or the Trustee redeems, Units from brokers, dealers or other selling agents while a market is being maintained for such Units, such entities agree to immediately repay to us any concession or agency commission relating to the reacquired Units. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.


Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trust. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Investment Comparisons.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indices, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of the Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit less any reduced sales charge as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to the Trust is considered a profit or loss (see Note 2 of "Notes to Schedule of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                  The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                  Expenses and Charges

The estimated annual expenses of the Trust are listed under "Fee Table." If actual expenses of the Trust exceed the estimate, the Trust will bear the excess. The Trustee will pay operating expenses of the Trust from the Income Account if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trust, and will receive brokerage fees when the Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trust and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trust.

The fees payable to us, First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such service in such year.

As Sponsor, we will receive a fee from the Trust for creating and developing the Trust, including determining the Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is accrued (and becomes a liability of the Trust) on a daily basis. The dollar amount of the creation and development fee accrued each day, which will vary with fluctuations in the Trust's net asset value, is determined by multiplying the net asset value of the Trust on that day by 1/365 of the annual creation and development fee of .35% per Unit. The total amount of any accrued but unpaid creation and development fee is paid to the Sponsor on a monthly basis from the assets of the Trust. If you redeem your Units, you will only be responsible for any accrued and unpaid creation and development fee through the date of redemption. In connection with the creation and development fee, in no event will the Sponsor collect more than 1.00% of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

In addition to the Trust's operating expenses, and the fees described above, the Trust may also incur the following charges:

- A quarterly license fee (which will fluctuate with the Trust's net asset value) payable by the Trust for the use of certain trademarks and trade names of Dow Jones, Standard & Poor's and The Nasdaq Stock Market, Inc.;

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect the Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of the Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of the Trust; and/or

- All taxes and other government charges imposed upon the Securities or any part of the Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trust. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trust. If there is not enough cash in the Income or Capital Accounts, the Trustee has the power to sell Securities to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                       Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Trust Status.

The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by the Trust, and as such you will be considered to have received a pro rata share of income (i.e., dividends and capital gains, if any) from each Security when such income is considered to be received by the Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust which you must take into account for federal income tax purposes is not reduced for amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss Upon Disposition.

If the Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total proceeds received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units, generally including sales charges, among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Tax Code may, however, treat certain capital gains as ordinary income in special situations.

Rollovers.

If you elect to have your proceeds from the Trust rolled over into the next series of the Trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of the Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have identical Securities under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions.

Under certain circumstances, you may request a distribution of Securities (an "In-Kind Distribution") when you redeem your Units
(except for Fee Accounts Units) or at the Trust's termination. If you request an In-Kind Distribution you will be responsible for any expenses related to this distribution. By electing to receive an In-Kind
Distribution, you will receive whole shares of stock plus, possibly, cash.

You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by the Trust. However, if you also receive cash in exchange for a fractional share of a Security held by the Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Security.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Some distributions by the Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by the Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trust will not be taxed as a corporation, and the income of the Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                    Retirement Plans

You may purchase Units of the Trust for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of your Trust;

- The number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on the Trust's Securities to the Income Account. All other receipts, such as return of capital, are credited to the Capital Account.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in the Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after the Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. However, you may elect to receive an In-Kind Distribution as described under "Amending or Terminating the Indenture." All Unit holders will receive a pro rata share of any other assets remaining in the Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within the Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of the Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of the Trust. There is no sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                  Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."

If you tender 1,000 Units or more for redemption (except for Fee Accounts), rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, no In-Kind Distribution requests submitted during the nine business days prior to the Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of the Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of the Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in the Trust; and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of the Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of the Trust, if any;

4. cash held for distribution to Unit holders of record of the Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by the Trust; and

dividing

1. the result by the number of outstanding Units of the Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                Investing in a New Trust

The Trust's portfolio has been selected on the basis of capital appreciation potential for a limited time period. When the Trust is about to terminate, you may have the option to roll your proceeds into the next series of the Trust (the "New Trust") if one is available. We intend to create the New Trust in conjunction with the termination of the Trust and plan to apply the same strategy we used to select the portfolio for the Trust to the New Trust.

If you wish to have the proceeds from your Units rolled into the New Trust you must notify the Trustee in writing of your election by the Rollover Notification Date stated in the "Summary of Essential Information." As a Rollover Unit holder, your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as Distribution Agent, during the Special Redemption and Liquidation Period. The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of the New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject only to the maximum remaining deferred sales charge on such units (currently expected to be $.165 per unit). Units purchased using proceeds from Fee Accounts Units will generally not be subject to any deferred sales charge.

We intend to create New Trust units as quickly as possible, depending on the availability of the Securities contained in the New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in the New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." If you elect not to participate as a Rollover Unit holder ("Remaining Unit holders"), you will not incur capital gains or losses due to the Special Redemption and Liquidation, nor will you be charged any additional sales charge. We may modify, amend or terminate this rollover option upon 60 days notice.

           Removing Securities from the Trust

The portfolio of the Trust is not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to the Trust.

Except in the limited instance in which the Trust acquires Replacement Securities, as described in "The FT Series," the Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by the Trust, at our instruction they will either be sold or held in the Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of the Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Securities, exchanged securities or property from the Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of the Trust may be changed. To get the best price for the Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of Units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute the Trust's portfolio transactions, or when acting as agent for the Trust in acquiring or selling Securities on behalf of the Trust.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trust will terminate on the Mandatory Termination Date. The Trust may be terminated prior to the Mandatory Termination Date:

- Upon the consent of 100% of the Unit holders;

- If the value of the Securities owned by the Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in the Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If the Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of the Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, the Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of the Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you own at least 1,000 Units of the Trust the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution (reduced by customary transfer and registration charges and subject to any additional restrictions imposed on Fee Accounts by "wrap fee" plans) rather than the typical cash distribution. See "Tax Status" for additional information. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in either the Rollover Option or the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

    Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).

This information refers only to us and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trust.

The Trustee.

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trust, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                       Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trust.

Experts.

Ernst & Young LLP, independent auditors, have audited the Trust's statement of net assets, including the schedule of investments, at the opening of business on the Initial Date of Deposit, as set forth in their report. We've included the Trust's statement of net assets, including the schedule of investments, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                    FIRST TRUST(registered trademark)

               Total Target Portfolio, October 2000 Series
                                 FT 472

                                Sponsor:

                          Nike Securities L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

                       ________________________

 When Units of the Trust are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.

                        ________________________

This prospectus contains information relating to Total Target Portfolio,
 October 2000 Series, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:


-  Securities Act of 1933 (file no. 333-46620) and


-  Investment Company Act of 1940 (file no. 811-05903)

   Information about the Trust, including its Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                              Commission at
                             1-202-942-8090.

  Information about the Trust is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.;
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov


                           September 29, 2000
                       As amended October 2, 2000


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                   First Trust (registered trademark)

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in FT 472 not found in the prospectus for the Trust. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.


This Information Supplement is dated September 29, 2000. Capitalized terms have been defined in the prospectus.


                            Table of Contents

Dow Jones & Company, Inc.                                       1
Standard & Poor's                                               2
The Nasdaq Stock Market, Inc.                                   2
Risk Factors
   Securities                                                   3
   Dividends                                                    3
Litigation
   Tobacco Industry                                             3
Concentration
   Technology Companies                                         3

Dow Jones & Company, Inc.

The Trust is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the owners of the Trust or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly. Dow Jones' only relationship to the Sponsor is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(sm), which is determined, composed and calculated by Dow Jones without regard to the Sponsor or the Trust. Dow Jones has no obligation to take the needs of the Sponsor or the owners of the Trust into consideration in determining, composing or calculating the Dow Jones Industrial Average(sm). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Trust to be issued or in the determination or calculation of the equation by which the Trust is to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Trust.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Standard & Poor's

The Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Trust or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the licensee or the Trust. S&P has no obligation to take the needs of the licensee or the owners of the Trust into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Trust or the timing of the issuance or sale of the Trust or in the determination or calculation of the equation by which the Trust is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Trust.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Nasdaq Stock Market, Inc.

The Trust is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Trust. The Corporations make no representation or warranty, express or implied, to the owners of Units of the Trust or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly, or the ability of the Nasdaq 100 Index(registered trademark) to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") is in the licensing of the Nasdaq 100(registered trademark), Nasdaq 100 Index(registered trademark) and Nasdaq(registered trademark) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq 100 Index(registered trademark) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Trust. Nasdaq has no obligation to take the needs of the Licensee or the owners of Units of the Trust into consideration in determining, composing or calculating the Nasdaq 100 Index(registered trademark). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Trust to be issued or in the determination or calculation of the equation by which the Trust is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Trust.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ 100 INDEX(registered trademark) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX(registered trademark) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX(registered trademark) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Litigation

Tobacco Industry. Certain of the issuers of Securities in the Trust may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The Sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such Securities and the value of Units of the Trust.

Concentration

Technology Companies. The Trust may be considered to be concentrated in common stocks of technology companies. See "Risk Factors" in the prospectus which will indicate, if applicable, the Trust's concentration in this industry.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the Securities in a Trust.

Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.